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                                                                  Exhibit 23.2





                           CONSENT OF INDEPENDENT AUDITORS







































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                          CONSENT OF INDEPENDENT ACCOUNTANTS

       We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 15, 1996 appearing on page F-2 of Computer Learning Centers, Inc.'s Annual Report on Form 10-K for the year ended January 31, 1996.

Price Waterhouse LLP
New York, New York
November 27, 1996





















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